UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

(Amendment No. )

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☐ Definitive Proxy Statement

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☐ Soliciting Material Pursuant to §240.14a-12

Spruce Biosciences, Inc.

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Logo sprucebio SPRUCE BIOSCIENCES, INC. 611 GATEWAY BOULEVARD, SUITE 740 SOUTH SAN FRANCISCO, CA 94080 Your Vote Counts! SPRUCE BIOSCIENCES, INC. 2025 Annual Meeting Vote by June 8, 2025 11:59 PM ET V74239-P30195 You invested in SPRUCE BIOSCIENCES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the annual stockholder meeting to be held on June 9, 2025 at 10:00 a.m. Pacific Timeat www.virtualshareholdermeeting.com/SPRB2025 and any adjournment or postponement thereof. Get informed before you vote View the Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2025. To view the voting material(s) online, visit www.ProxyVote.com and have your control number (indicated below) available. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email tosendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Logo pv For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 9, 2025 10:00 AM PDT Virtually at: www.virtualshareholdermeeting.com/SPRB2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting as described in more detail in the complete proxy materials available to you online. You may view the proxy materials online at ProxyVote.com or easily request a paper copy (see reverse side). Please follow the instructions on the reverse side to vote these important matters. Before voting, we encourage you to access and review all of the important information contained in the proxy materials. Voting Items Board Recommends 1. To elect the three Class II directors named below to hold office until the Company’s 2028 annual meeting of stockholders. Nominees: 01) Percival Barretto-Ko 02) Bali Muralidhar, M.D., Ph.D. 03) Daniel Spiegelman For 2. To ratify the selection by the Audit Committee of the Board of Directors (the “Board”) of BDO USA, P.C. as the independent registered public accounting firm of the Company for the Company’s fiscal year ending December 31, 2025. For 3. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split (the “Reverse Stock Split”) of the Company’s common stock by a ratio of between one-for-five and one-for-thirty, with the exact ratio to be determined by the Board in its sole discretion and with such Reverse Stock Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion. For 4. To approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3. For NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V74240-P30195